SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 3, 2006

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                          COMMAND SECURITY CORPORATION
             (Exact name of registrant as specified in its charter)

           New York                       0-18684                14-1626307
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)

            Lexington Park
       Lagrangeville, New York                                      12540
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (845) 454-3703

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                          COMMAND SECURITY CORPORATION
                                   FORM 8-K/A
                                 CURRENT REPORT

                                TABLE OF CONTENTS

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Item 1.01   Entry into a Material Definitive Agreement........................3

Item 9.01   Exhibits..........................................................3

Signature.....................................................................4


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Item 1.01.  Entry into a Material Definitive Agreement.

      On February 3, 2006, the Company entered into an agreement with Jericho State Capital Consulting LLC ("Jericho"), in conncection with the introduction by Jericho to the Company of Giuliani Security & Safety LLC ("Giuliani Security"). As previously announced, the Company and Giuliani Security recently entered into an agreement (the "Giuliani Agreement") for Giuliani Security to provide a broad range of guidance and assistance to the Company to help grow its business in the areas of security, crisis management, fire and life safety and counterterrorism.

            In consideration of the introduction by Jericho to the Company of Giuliani Security, the Company granted to Jericho a warrant that entitles Jericho to purchase an aggregate of three hundred fifty thousand (350,000) shares of the Company's common stock, par value $0.0001 per share ("Common Stock"), at a price of $2.00 per share (subject to adjustment as provided in such warrant). This warrant vested in full upon the execution and delivery of the Giuliani Agreement by the parties thereto. Further, in the event that the Giuliani Agreement is extended for an additional one-year period following the initial 12-month term thereof (the "Initial Term") or the Company and Giuliani Security otherwise enter into another commercial relationship following the Initial Term under another agreement with a term of at least 12 months following the Initial Term, then, commencing on the first anniversary of the Giuliani Agreement, the Company has agreed to grant Jericho an additional warrant to purchase one hundred fifty thousand shares (150,000) of Common Stock at a price of $2.00 per share (subject to adjustment as provided in such warrant). The shares of Common Stock underlying these warrants are entitled to certain "piggyback" registration rights pursuant to a customary Registration Rights Agreement. The Company also agreed to pay Jericho a fee of $90,000 for ongoing consulting and advisory services, which fee will continue on a monthly basis so long as the Company's agreement with Giuliani Security has been extended after the initial one-year term, up to a maximum of 31 months from the initial execution date of the Giuliani Agreement in January 2006 (or provide for payments in the aggregate of more than an additional $135,000), after which time all payment obligations of the Company to Jericho thereunder shall terminate).

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits:

            10.4 Agreement between Command Security Corporation and Jericho State Capital Consulting LLC, dated February 3, 2006.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2006

                                            COMMAND SECURITY CORPORATION


                                            By: /s/ Barry Regenstein
                                                ------------------------------
                                                Name:  Barry Regenstein
                                                Title: President and
                                                       Chief Financial Officer


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